UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 9, 2005

eCOST.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50887	33-0843777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 West 190th Street, Suite 106

Torrance, California 90504

(Address of Principal Executive Offices) (Zip Code)

(310) 225-4044

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On August 9, 2005, eCOST.com, Inc. issued an earnings release announcing its financial results for the quarter ended June 30, 2005. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits

(c)  Exhibits

99.1	Press Release dated August 9, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCOST.COM, INC.

Date: August 9, 2005	By:	/s/ Adam W. Shaffer
Adam W. Shaffer Chief Executive Officer

Index to Exhibits

Exhibit	Description

99.1	Press Release dated August 9, 2005